UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2014

NGL Energy Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6120 South Yale Avenue

Suite 805

Tulsa Oklahoma 74136

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (918) 481-1119

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 24, 2014, NGL Energy Partners LP (“NGL”) issued a press release announcing the commencement of a private offering of $350 million aggregate principal amount of its senior notes due 2019.  A copy of the press release is furnished as Exhibit 99.1 hereto.

NGL also reaffirms its Adjusted EBITDA guidance of $425 million for fiscal year 2015 contained in its May 2014 investor presentation, which may be reviewed on its website at http://www.nglenergypartners.com/wp-content/uploads/2013/11/NAPTP-May-2014-Presentation.pdf.  This guidance does not give effect to NGL’s previously announced TransMontaigne transaction, which has not yet closed.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

By: NGL Energy Holdings LLC, its general partner

Date: June 24, 2014	By:	/s/ H. Michael Krimbill
H. Michael Krimbill
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 24, 2014